                                                                     EXHIBIT 4.3



                               DEAN FOODS COMPANY



                                      AND


                           ________________________,
                                    Trustee



                          Subordinated Debt Securities



                                   INDENTURE



                          Dated as of January 15, 1998

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PARTIES...................................................................... 1

RECITALS..................................................................... 1

                                   ARTICLE I

DEFINITIONS.................................................................. 1
  SECTION 1.1  Certain Terms Defined......................................... 1
  Additional Rights.......................................................... 1
  Additional Rights Agreement................................................ 1
  Authorized Newspaper....................................................... 2
  Bankruptcy Code............................................................ 2
  Board of Directors......................................................... 2
  Business Day............................................................... 2
  Commission................................................................. 2
  Common Stock............................................................... 2
  Company.................................................................... 2
  Company Notice............................................................. 2
  Conversion Agent........................................................... 2
  Conversion Price........................................................... 2
  Corporate Trust Office..................................................... 2
  Coupon..................................................................... 3
  Date of Conversion......................................................... 3
  defaulted interest......................................................... 3
  defeasance................................................................. 3
  Depositary................................................................. 3
  Depositary Security........................................................ 3
  Dollar..................................................................... 3
  ECU........................................................................ 3
  Event of Default........................................................... 3
  Foreign Currency........................................................... 3
  Government Obligations..................................................... 3
  Holder..................................................................... 4
  Holder of Securities....................................................... 4
  Registered Holder.......................................................... 4
  Securityholder............................................................. 4
  Indenture.................................................................. 4
  Last Sale Price............................................................ 4
  Market Exchange Rate....................................................... 4
  Maturity................................................................... 4

  Officers' Certificate...................................................... 4
  Opinion of Counsel......................................................... 4
  original issue date........................................................ 4
  Original Issue Discount Security........................................... 4
  Outstanding................................................................ 4
  Paying Agent............................................................... 5
  Person..................................................................... 5
  persons.................................................................... 5
  Place of Payment........................................................... 5
  principal.................................................................. 5
  record date................................................................ 5
  Registered Global Security................................................. 5
  Registered Security........................................................ 6
  Responsible Officer........................................................ 6
  Rights..................................................................... 6
  Rights Agreement........................................................... 6
  Security................................................................... 6
  Securities................................................................. 6
  Security Register.......................................................... 6
  Senior Indebtedness........................................................ 6
  Series..................................................................... 6
  Series of Securities....................................................... 6
  Stated Maturity............................................................ 6
  Trading Day................................................................ 6
  Trust Indenture Act........................................................ 6
  TIA........................................................................ 6
  Trustee.................................................................... 6
  United States of America................................................... 7
  Unregistered Security...................................................... 7
  U.S. Person................................................................ 7
  vice president............................................................. 7

                                  ARTICLE II
SECURITIES................................................................... 7
  SECTION 2.1    Forms Generally............................................. 7
  SECTION 2.2    Form of Trustee's Certificate of Authentication............. 7
  SECTION 2.3    Amount Unlimited; Issuable in Series........................ 8
  SECTION 2.4    Authentication and Delivery of Securities...................11
  SECTION 2.5    Execution of Securities.....................................12
  SECTION 2.6    Certificate of Authentication...............................13
  SECTION 2.7    Denomination and Date of Securities; Payments of Interest...13
  SECTION 2.8    Registration, Transfer and Exchange.........................15
  SECTION 2.9    Mutilated, Defaced, Destroyed, Lost and Stolen Securities...18
  SECTION 2.10   Cancellation of Securities; Destruction Thereof.............19

  SECTION 2.11  Temporary Securities.........................................19

                                  ARTICLE III

COVENANTS OF THE COMPANY.....................................................20
  SECTION 3.1    Payment of Principal and Interest...........................20
  SECTION 3.2    Offices for Payment, etc....................................21
  SECTION 3.3    Paying Agents...............................................21
  SECTION 3.4    Written Statement to Trustee................................22
  SECTION 3.5    Luxembourg Publications.....................................23

                                  ARTICLE IV

SECURITYHOLDERS LISTS AND REPORTS
  BY THE COMPANY AND THE TRUSTEE.............................................23
  SECTION 4.1    Company to Furnish Trustee Information as to Names and
                 Addresses of Securityholders................................23
  SECTION 4.2    Preservation and Disclosure of Securityholders' Lists.......23
  SECTION 4.3    Reports by the Company......................................24

                                   ARTICLE V

REMEDIES OF THE TRUSTEE AND
  SECURITYHOLDERS ON EVENT OF DEFAULT........................................25
  SECTION 5.1    Event of Default Defined; Acceleration of Maturity; Waiver
                 of Default..................................................25
  SECTION 5.2    Collection of Indebtedness By Trustee; Trustee May Prove
                 Debt........................................................27
  SECTION 5.3    Application of Proceeds.....................................29
  SECTION 5.4    Restoration of Rights on Abandonment of Proceedings.........30
  SECTION 5.5    Limitations on Suits by Securityholders.....................30
  SECTION 5.6    Unconditional Right of Securityholders to Institute Certain
                 Suits.......................................................31
  SECTION 5.7    Powers and Remedies Cumulative; Delay or Omission Not Waiver
                 of Default..................................................31
  SECTION 5.8    Control by Securityholders..................................31
  SECTION 5.9    Waiver of Past Defaults.....................................32
  SECTION 5.10   Right of Court to Require Filing of Undertaking to Pay
                 Costs.......................................................32
  SECTION 5.11   Suits for Enforcement.......................................32

                                  ARTICLE VI

CONCERNING THE TRUSTEE.......................................................33
  SECTION 6.1    Duties of Trustee...........................................33
  SECTION 6.2    Rights of Trustee...........................................34
  SECTION 6.3    Individual Rights of Trustee................................34
  SECTION 6.4    Trustee's Disclaimer........................................35

  SECTION 6.5    Notice of Defaults..........................................35
  SECTION 6.6    Reports by Trustee to Holders...............................35
  SECTION 6.7    Compensation and Indemnity..................................35
  SECTION 6.8    Replacement of Trustee......................................36
  SECTION 6.9    Successor Trustee by Merger.................................37
  SECTION 6.10   Eligibility; Disqualification...............................37
  SECTION 6.11   Preferential Collection of Claims Against Company...........37

                                  ARTICLE VII

CONCERNING THE SECURITYHOLDERS...............................................37
  SECTION 7.1    Evidence of Action Taken by Securityholders.................37
  SECTION 7.2    Proof of Execution of Instruments...........................38
  SECTION 7.3    Holders to Be Treated as Owners.............................38
  SECTION 7.4    Securities Owned by Company Deemed Not Outstanding..........38
  SECTION 7.5    Right of Revocation of Action Taken.........................38

                                 ARTICLE VIII

SUPPLEMENTAL INDENTURES......................................................39
  SECTION 8.1    Supplemental Indentures Without Consent of Securityholders..39
  SECTION 8.2    Supplemental Indentures With Consent of Securityholders.....40
  SECTION 8.3    Effect of Supplemental Indenture............................41
  SECTION 8.4    Documents to Be Given to Trustee............................42
  SECTION 8.5    Notation on Securities in Respect of Supplemental
                 Indentures..................................................42
  SECTION 8.6    Subordination Unimpaired....................................42

                                  ARTICLE IX

CONSOLIDATION, MERGER, SALE OR CONVEYANCE....................................42
  SECTION 9.1    Company May Consolidate, etc., on Certain Terms.............42
  SECTION 9.2    Successor Corporation Substituted...........................42
  SECTION 9.3    Opinion of Counsel to Trustee...............................43

                                   ARTICLE X

SATISFACTION AND DISCHARGE
  OF INDENTURE; UNCLAIMED MONEYS.............................................43
  SECTION 10.1   Satisfaction and Discharge of Indenture.....................43
  SECTION 10.2   Application by Trustee of Funds Deposited for Payment of
                 Securities..................................................46
  SECTION 10.3   Repayment of Moneys Held by Paying Agent....................46
  SECTION 10.4   Return of Unclaimed Moneys Held by Trustee and Paying Agent.46
  SECTION 10.5   Reinstatement of Company's Obligations......................47

                                  ARTICLE XI

MISCELLANEOUS PROVISIONS.....................................................47
  SECTION 11.1   Incorporators, Stockholders, Officers and Directors of
                 Company Exempt from Individual Liability....................47
  SECTION 11.2   Provisions of Indenture for the Sole Benefit of Parties and
                 Securityholders.............................................48
  SECTION 11.3   Successors and Assigns of Company Bound by Indenture........48
  SECTION 11.4   Notices and Demands on Company, Trustee and Securityholders.48
  SECTION 11.5   Officers' Certificates and Opinions of Counsel; Statements
                 to Be Contained Therein.....................................49
  SECTION 11.6   Payments Due on Saturdays, Sundays and Holidays.............50
  SECTION 11.7   Conflict of Any Provision of Indenture with Trust Indenture
                 Act.........................................................50
  SECTION 11.8   New York Law to Govern......................................50
  SECTION 11.9   Counterparts................................................50
  SECTION 11.10  Effect of Headings; Gender..................................50
  SECTION 11.11  Securities in a Foreign Currency or in ECU..................50

                                  ARTICLE XII

REDEMPTION OF SECURITIES AND SINKING FUNDS...................................51
  SECTION 12.1   Applicability of Article....................................51
  SECTION 12.2   Election to Redeem; Notice of Redemption; Partial
                 Redemptions.................................................51
  SECTION 12.3   Payment of Securities Called for Redemption.................53
  SECTION 12.4   Exclusion of Certain Securities from Eligibility for
                 Selection for Redemption....................................53
  SECTION 12.5   Mandatory and Optional Sinking Funds........................54
  SECTION 12.6   Repayment at the Option of the Holders......................56

                                 ARTICLE XIII

SUBORDINATION................................................................56
  SECTION 13.1   Securities Subordinated to Senior Indebtedness..............56
  SECTION 13.2   Reliance on Certificate of Liquidating Agent; Further
                 Evidence as to Ownership of Senior Indebtedness.............58
  SECTION 13.3   Payment Permitted If No Default.............................59
  SECTION 13.4   Trustee Not Charged with Knowledge of Prohibition...........59
  SECTION 13.5   Trustee to Effectuate Subordination.........................60
  SECTION 13.6   Rights of Trustee as Holder of Senior Indebtedness..........60
  SECTION 13.7   Article Applicable to Paying Agents.........................60
  SECTION 13.8   Subordination Rights Not Impaired by Acts or Omissions of
                 the Company or Holders of Senior Indebtedness...............60
  SECTION 13.9   Trustee Not Fiduciary for Holders of Senior Indebtedness....60

                                  ARTICLE XIV

CONVERSION OF SECURITIES.....................................................61
  SECTION 14.1   Applicability of Article....................................61
  SECTION 14.2   Exercise of Conversion Privilege............................61
  SECTION 14.3   Fractional Interests........................................62
  SECTION 14.4   Adjustment of Conversion Price..............................62
  SECTION 14.5   Continuation of Conversion Privilege in Case of Merger,
                 Consolidation or Sale of Assets.............................65
  SECTION 14.6   Notice of Certain Events....................................66
  SECTION 14.7   Taxes on Conversion.........................................67
  SECTION 14.8   Company to Provide Stock....................................67
  SECTION 14.9   Disclaimer of Responsibility for Certain Matters............67
  SECTION 14.10  Return of Funds Deposited for Redemption of Converted
                 Securities..................................................68
  SECTION 14.11  Rights Issued in Respect of Common Stock Issued Upon
                 Conversion..................................................68

                               DEAN FOODS COMPANY


           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture dated as of January 15, 1998


Trust Indenture             Act Section                      Indenture Section
(S)310  (a) (1)..............................................6.10
        (a) (2)..............................................6.10
        (a) (3)..............................................Not Applicable
        (a) (4)..............................................Not Applicable
        (a) (5)..............................................6.10
        (b)..................................................6.8, 6.10
(S)311  (a)..................................................6.11
        (b)..................................................6.11
(S)312  (a)..................................................4.1 and 4.2
        (b)..................................................4.2
        (c)..................................................4.2
(S)313  (a) (1) - (5) & (7) - (8)............................6.6
        (a) (6)..............................................Not Applicable
        (b) (1)..............................................Not Applicable
        (b) (2)..............................................6.6
        (c)..................................................6.6
        (d)..................................................6.6
(S)314  (a) (1) - (3)........................................4.3
        (a) (4)..............................................3.4
        (b)..................................................Not Applicable
        (c) (1)..............................................11.5
        (c) (2)..............................................11.5
        (c) (3)..............................................Not Applicable
        (d)..................................................Not Applicable
        (e)..................................................11.5
        (f)..................................................Not Applicable
(S)315  (a)..................................................6.1
        (b)..................................................6.5
        (c)..................................................6.1
        (d)..................................................6.1
        (d) (1)..............................................6.1
        (d) (2)..............................................6.1
        (d) (3)..............................................6.1
        (e)..................................................5.10
(S)316  (a)..................................................7.4
        (a) (1) (A)..........................................5.8
        (a) (1) (B)..........................................5.1, 5.9

        (a) (2)..............................................Not Applicable
        (b)..................................................5.6
        (c)..................................................7.1
(S)317  (a) (1)..............................................5.2
        (a) (2)..............................................5.2
        (b)..................................................3.3
(S)318  (a)..................................................11.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

THIS INDENTURE, dated as of January 15, 1998 between DEAN FOODS COMPANY, a Delaware corporation (the "Company"), and ___________________, a
_______________________ (the "Trustee"),

                              W I T N E S S E T H:

          WHEREAS, the Company has duly authorized the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities") to be issued in one or more Series; and

          WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

          NOW, THEREFORE:

          In consideration of the premises and the purchases of the Securities by the Holders thereof, it is mutually agreed for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of any Series thereof as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, or the definitions of which in the Securities Act of 1933, as amended, are referred to in the Trust Indenture Act of 1939, as amended, including terms defined therein by reference to the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in the Trust Indenture Act of 1939, as amended, and in the Securities Act of 1933, as amended, as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, as supplemented and amended from time to time, and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

          "Additional Rights" has the meaning specified in Section 14.11.

          "Additional Rights Agreement" has the meaning specified in Section 14.11.

          "Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom, will, if practicable, be the Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable be the Luxembourger Wort) published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York, the United Kingdom or in Luxembourg, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

          "Bankruptcy Code" means the United States Bankruptcy Code, 11 United States Code (S)(S)101 et seq., or any successor statute thereto.

          "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

          "Business Day" means, except as may otherwise be provided in the form of Securities of any particular Series, with respect to any Place of Payment or place of publication, any day, other than a Saturday or Sunday, or a day on which banking institutions are authorized or required by law or regulation to close in that Place of Payment or place of publication.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Common Stock" means the common stock, $1.00 par value per share, of the Company.

          "Company" means Dean Foods Company, a Delaware corporation, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Notice" means the confirmation of the Company signed by an officer, transmitted to the Trustee of the terms of the issuance of any Securities.

          "Conversion Agent" has the meaning specified in Section 3.2.

          "Conversion Price" has the meaning specified in Section 14.4.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at ___________________________
____________________.

          "Coupon" means any interest coupon appertaining to a Security.

          "Date of Conversion" has the meaning specified in Section 14.2.

          "defaulted interest" has the meaning specified in Section 2.7.

          "defeasance" has the meaning specified in Section 10.1(B)(ii).

          "Depositary" means, with respect to the Securities of any Series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Company pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such person, "Depositary" as used with respect to the Securities of any such Series shall mean the Depositary with respect to the Registered Global Securities of that Series.

          "Depositary Security" means, with respect to any Series of Securities, a Security executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to a resolution of the Board of Directors as contemplated by Section 2.3, which (i) shall be registered as to principal and interest in the name of the Depositary or its nominee and (ii) shall represent Outstanding Securities of such Series.

          "Dollar" means the coin or currency of the United States of America which as of the time of payment is legal tender for the payment of public and private debts.

          "ECU" means the European Currency Unit as defined and revised from time to time by the Council of European Communities.

          "Event of Default" has the meaning specified in Section 5.1.

          "Foreign Currency" means a currency issued by the government of a country other than the United States.

          "Government Obligations" means, unless otherwise specified pursuant to Section 2.3, securities which are (i) direct obligations of the government which issued the currency in which the Securities of such Series are denominated for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by, or acting as an agency or instrumentality of, the United States government, the payment of which obligations is unconditionally guaranteed by such government, and which, in either case, are full faith and credit obligations of such government, and which are not callable or redeemable at the option of the issuer thereof prior to their stated maturity.

          "Holder", "Holder of Securities", "Registered Holder",
"Securityholder" or other similar terms mean (a) in the case of any Registered Security, the person in whose name such Security is registered in the Security Register, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

          "Indenture" means this instrument as originally executed and delivered or as it may from time to time be amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular Series of Securities established as contemplated by Section 2.3.

          "Last Sale Price" has the meaning specified in Section 14.3.

          "Market Exchange Rate" has the meaning specified in Section 11.11.

          "Maturity" when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed on behalf of the Company by the chairman of the Board of Directors or the vice chairman or the president or any vice president and by the treasurer, the controller, any assistant treasurer, the secretary or any assistant secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5.

          "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of or counsel to the Company, and who shall be reasonably acceptable to the Trustee. Each Opinion of Counsel shall include the statements provided for in Section 11.5, if and to the extent required hereby.

          "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.1.

          "Outstanding" when used with reference to Securities, subject to the provisions of Section 7.4, means, as of any particular time, all Securities authenticated and delivered under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount and in the required currency shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Securities (if the Company shall act as its own Paying Agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

          (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee and the Company is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company); and

          (d) Securities as to which defeasance has been effected pursuant to
     Section 10.1(B).

          In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.1.

          "Paying Agent" means any Person (which may include the Company) authorized by the Company to pay the principal of or interest, if any, on any Security on behalf of the Company.

          "Person" or "persons" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any Series, means the place or places where the principal of and interest, if any, on the Securities of that Series are payable as specified pursuant to Section 3.2.

          "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

          "record date" has the meaning specified in Section 2.7.

          "Registered Global Security" means a Security evidencing all or a part of a Series of Registered Securities, issued to the Depositary for such Series in accordance with Section 2.4, and bearing the legend prescribed in
Section 2.4.

          "Registered Security" means any Security which is registered in the Security Register.

          "Responsible Officer" when used with respect to the Trustee means any officer within the corporate trust department (or any successor department) of the Trustee including any vice president, assistant vice president, assistant secretary, senior trust officer, trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

          "Rights" has the meaning specified in Section 14.11.

          "Rights Agreement" has the meaning specified in Section 14.11.

          "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" has the meaning specified in Section 2.8.

          "Senior Indebtedness" means (a) indebtedness or obligations of, or guaranteed or assumed by, the Company for borrowed money which is evidenced by bonds, debentures, notes or other similar instruments unless, by the terms of such indebtedness or obligation it is provided that such indebtedness or obligation is not senior in right of payment to the Securities of any Series, and (b) any amendments, renewals, extensions, modifications and refinancings of any such indebtedness or obligations; provided that Senior Indebtedness shall not include the Securities of any Series.

          "Series" or "Series of Securities" means all Securities of a similar tenor authorized by a particular resolution of the Board of Directors.

          "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon, means the date on which the principal of such Security or such installment of principal or interest is due and payable in accordance with the terms thereof.

          "Trading Day" has the meaning specified in Section 14.3.

          "Trust Indenture Act" or "TIA" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939, as amended.

          "Trustee" means the Person identified as "Trustee" in the first paragraph hereof until a successor Trustee shall have become such pursuant to the provisions hereof, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

          "United States of America" or "United States" means the United States of America (including the states and the District of Columbia), its territories, possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

          "Unregistered Security" means any Security other than a Registered Security.

          "U.S. Person" means a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America or any political subdivision thereof or an estate or trust the income of which is subject to United States of America Federal income taxation regardless of whether such income is from sources within or without the United States of America or whether or not such income is effectively connected with the conduct of a trade or business within the United States of America.

          "vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."


                                   ARTICLE II

                                   SECURITIES

          SECTION 2.1 Forms Generally. The Securities of each Series and the Coupons, if any, to be attached thereto shall be substantially in such form (including temporary or definitive global form) as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (the provisions of which shall be appropriate to reflect the terms of the Series of Securities represented thereby) and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and Coupons.

          The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

          SECTION 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

          This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.



                                            as Trustee

                                            By:
                                                ---------------------------
                                                Authorized Signatory
                                                           or
                                                                           ,
                                                ---------------------------

                                                as Trustee

                                            By:                            ,
                                                ---------------------------
                                                as Authentication Agent

                                            By:
                                                ---------------------------
                                                Authorized Signatory


          SECTION 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more Series and the Securities of each Series shall rank equally. There shall be established in or pursuant to one or more resolutions of the Board of Directors and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any Series,

          (a) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from all other Securities issued by the Company);

          (b) any limit upon the aggregate principal amount of the Securities of the Series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Sections 2.8, 2.9, 2.11, 8.5, 12.3 or 14.2);

          (c) if other than 100% of their principal amount, the percentage of their principal amount at which the Securities of the Series will be offered for sale to the public;

          (d) if other than Dollars, the coin or currency in which the Securities of that Series are denominated (including, but not limited to, any Foreign Currency or ECU);

          (e) the date or dates on which the principal of the Securities of the Series is payable or the method of determination thereof;

          (f) the rate or rates (which may be fixed or variable), or the method or methods of determination thereof, at which the Securities of the Series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and (in the case of Registered Securities) the record dates for the determination of Holders to whom interest is payable;

          (g) the place or places where the principal of and interest, if any, on Securities of the Series shall be payable (if other than as provided in Section 3.2);

          (h) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

          (i) if other than the principal amount thereof, the portion of the principal amount of Securities of the Series which shall be payable upon declaration of acceleration of the Maturity pursuant to Section 5.1 or provable in bankruptcy pursuant to Section 5.2;

          (j) the obligation, if any, of the Company to redeem, purchase or repay Securities of the Series whether pursuant to any sinking fund or analogous provisions or pursuant to other provisions set forth therein or at the option of a Holder thereof and the price or prices, at which and the period or periods within which and the terms and conditions upon which Securities of the Series shall be redeemed, purchased or repaid, in whole or in part;

          (k) if other than denominations of $1,000, and any integral multiple thereof, in the case of Registered Securities, or $1,000 and $5,000 in the case of Unregistered Securities, the denominations in which Securities of the Series shall be issuable;

          (l) the form of the Securities, including such legends as required by law or as the Company deems necessary or appropriate and the form of any temporary global security which may be issued;

          (m) whether, and under what circumstances, the Securities of any Series shall be convertible into Common Stock or Securities of any other Series, or cash in lieu thereof, and, if so, the terms and conditions upon which such conversion will be effected including the initial conversion price or rate, the conversion period and other provisions in addition to or in lieu of those described herein;

          (n) if other than the coin or currency in which the Securities of that Series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such Series shall be payable (including, but not limited to, any Foreign Currency or ECU);

          (o) if the principal of or interest on the Securities of such Series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (p) if the amount of payments of principal of and interest on the Securities of the Series may be determined with reference to an index, formula or method, the manner in which such amounts shall be determined;

          (q) whether the Securities of the Series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.8, the terms upon which Unregistered Securities of any Series may be exchanged for Registered Securities of such Series and vice versa;

          (r) whether, under what circumstances and in what amounts the Company will pay additional amounts on the Securities of the Series held by a person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

          (s) if the Securities of such Series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such Series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

          (t) if other than the Trustee, any trustees, depositaries, authenticating or Paying Agents, transfer agents or registrars or any other agents with respect to the Securities of such Series;

          (u) if the Securities of such Series do not bear interest, the applicable dates for purposes of Section 4.1 hereof;

          (v) whether the Securities of such Series are to be issuable in whole or in part in the form of one or more Depositary Securities, and, in such case, the Depositary for such Securities;

          (w) the application, if any, of either or both of Section 10.1(B)(ii) or 10.1(B)(iii) to the Securities of the Series;

          (x) any other events of default or covenants with respect to the Securities of such Series; and

          (y) any other terms or conditions upon which the Securities of the Series are to be issued (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities and Coupons, if any, appertaining thereto of any one Series shall be substantially identical except in the case of Registered Securities as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto. All Securities of any one Series need not be issued at the same time, and unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series.

          SECTION 2.4 Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series, having attached thereto appropriate Coupons, if any, executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Securities to or upon the written order of the Company, signed by both (a) the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any vice president and (b) its treasurer or any assistant treasurer, secretary or any assistant secretary without any further action by the Company. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon:

          (a) a copy of any resolution or resolutions of the Board of Directors relating to such Series, in each case certified by the secretary or an assistant secretary of the Company;

          (b) a supplemental indenture, if any;

          (c) an Officers' Certificate setting forth the form and terms of the Securities of such Series and Coupons, if any, as required pursuant to Sections 2.1 and 2.3, respectively, and prepared in accordance with Section 11.5;

          (d) an Opinion of Counsel, prepared in accordance with Section 11.5, which shall state that:

               (i) the form or forms and terms of such Securities and Coupons, if any, have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Sections 2.1 and 2.3 in conformity with the provisions of this Indenture and in conformity with such resolution or supplemental indenture, as the case may be, and

               (ii) such Securities, and Coupons, if any, have been duly authorized, and, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          Notwithstanding the provisions of Section 2.3 and of the preceding paragraph, if all Securities of a Series are not to be originally issued at one time, it shall not be necessary to deliver the resolution of the Board of Directors and/or Officers' Certificate otherwise required pursuant to Section
2.3 or the Officers' Certificate and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such Series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such Series to be issued. After the original issuance of the first Security of such Series to be issued, any separate request by the Company that the Trustee authenticate Securities of such Series for original issuance will be deemed to be a certification by the Company that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities.

          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee is advised by counsel in good faith that the issuance of such Securities would expose the Trustee to personal liability or is unlawful.

          If the Company shall establish pursuant to Section 2.3 that the Securities of a Series are to be issued in the form of one or more Registered Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section, authenticate and deliver one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such Series issued and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

          SECTION 2.5 Execution of Securities. The Securities and, if applicable, each Coupon appertaining thereto shall be signed on behalf of the Company by both (a) the chairman of its Board of Directors or its president or any vice president and (b) its treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal (except in the case of Coupons) which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

          In case any officer of the Company who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Company; and any Security or Coupon may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

          SECTION 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited and executed by the Trustee by the manual signature of one of its authorized signatories shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

          Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.10 together with a written statement (which need not comply with Section 11.5 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of the Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of the Indenture.

          SECTION 2.7 Denomination and Date of Securities; Payments of Interest. The Securities of each Series shall be issuable as Registered Securities or Unregistered Securities in denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specification with respect to the Securities of any Series, Registered Securities shall be issuable in denominations of $1,000 and any integral multiple thereof, and Unregistered Securities shall be issuable in denominations of $1,000 and $5,000. The Securities of each Series shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

          Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in the resolution or resolutions of the Board of Directors of the Company referred to in Section 2.3. The Securities of each Series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3.

          Unless otherwise provided as contemplated by Section 2.3, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the person in whose name that Registered Security (or one or more predecessor Registered Securities) is registered at the close of business on the regular record date for the payment of such interest.

          The term "record date" as used with respect to any interest payment date (except for a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular Series, or, if no such date is so specified, the close of business on the fifteenth day preceding such interest payment date, whether or not such record date is a Business Day.

          Any interest on any Security of any Series which is payable, but is not punctually paid or duly provided for, on any interest payment date (called "defaulted interest" for purposes of this Section) shall forthwith cease to be payable to the Registered Holder on the relevant record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Company, at its election in each case, as provided in clause (1) or clause (2) below:

               (1) The Company may elect to make payment of any defaulted interest to the persons in whose names any such Securities (or their respective predecessor Securities) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security of such Series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Securities of such Series which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the special record date thereof to be mailed, first class postage prepaid, to each Registered Holder at his address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Securities of such Series shall be paid to the person in whose names such Securities (or their respective predecessor Securities) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2).

               (2) The Company may make payment of any defaulted interest on the Securities of any Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that Series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 2.8 Registration, Transfer and Exchange. The Company will cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.2 for each Series of Securities a register or registers (herein sometimes referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and the registration of the transfer of, the Registered Securities. The Trustee is hereby appointed Security registrar for purposes of registering, and registering transfers of, the Securities.

          Upon surrender for registration of transfer of any Registered Security of any Series at any such office or agency to be maintained for the purpose as provided in Section 3.2 for each Series of Securities, the Company shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Registered Security or Registered Securities of the same Series and of a like tenor and containing the same terms (other than the principal amount thereof, if more than one Registered Security is executed, authenticated and delivered with respect to any Registered Security so presented, in which case the aggregate principal amount of the executed, authenticated and delivered Registered Securities shall equal the principal amount of the Security presented in respect thereof) and conditions.

          Unregistered Securities (except for any temporary Unregistered Securities) and Coupons (except for Coupons attached to any temporary Unregistered Global Securities) shall be transferable by delivery.

          At the option of the Holder thereof, Registered Securities of any Series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such Series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Company shall so require, of the charges hereinafter provided. If the Securities of any Series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.3, at the option of the Holder thereof, Unregistered Securities of any Series may be exchanged for Registered Securities of such Series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any Series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.3, such Unregistered Securities may be exchanged for Unregistered Securities of such Series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2 or as specified pursuant to Section 2.3, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default appertaining thereto, and upon payment, if the Company shall so require, of the charges hereinafter provided. Unless otherwise specified pursuant to Section 2.3, Registered Securities of any Series may not be exchanged for Unregistered Securities of such Series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Company.

          All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

          Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 2.11, 8.5 or 12.3 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a 15 day period prior to the day of mailing of the relevant notice of redemption, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not redeemed or (iii) to register the transfer of or exchange any Security as to which a Holder has exercised any right to require the Company to purchase such Security, in whole or in part, except any portion thereof not required to be purchased.

          Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a Series may not be transferred except as a whole by the Depositary for such Series to a nominee of such Depositary or by a nominee of such

Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Series or a nominee of such successor Depositary.

          If at any time the Depositary for any Registered Securities of a Series represented by one or more Registered Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under Section 2.4, the Company shall appoint a successor Depositary with respect to such Registered Securities. If a successor Depositary for such Registered Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.3 that such Registered Securities be represented by one or more Registered Global Securities shall no longer be effective and the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such Series, will authenticate and deliver, Securities of such Series in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

          The Company may at any time and in its sole discretion determine that the Registered Securities of any Series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such Series, will authenticate and deliver, Securities of such Series in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, in exchange for such Registered Global Security or Securities.

          If an Event of Default occurs and is continuing with respect to Registered Securities of any Series issued in the form of one or more Registered Global Securities, upon written notice from the Depositary, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such Series, will authenticate and deliver, Securities of such Series in definitive registered forms without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities, representing such Registered Securities, in exchange for such Registered Global Security or Securities.

          If specified by the Company pursuant to Section 2.3 with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same Series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge to the Holder,

               (i) to the Person specified by such Depositary a new Registered Security or Securities of the same Series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

               (ii) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

          Upon the exchange of a Registered Global Security for Securities in definitive registered form without Coupons, in authorized denominations, such Registered Global Security shall be cancelled by the Trustee or an agent of the Company or the Trustee. Securities in definitive registered form without Coupons issued in exchange for a Registered Global Security pursuant to this
Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

          Notwithstanding anything herein or in the terms of any Series of Securities to the contrary, none of the Company, the Trustee or any agent of the Company or the Trustee (any of which, other than the Company, shall rely on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Company (such as, for example, the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws.

          SECTION 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated, defaced or be destroyed, lost or stolen, then, in the absence of notice to the Company or the Trustee that the Security has been acquired by a bona fide purchaser, the Company shall execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery a new Security of the same Series and of like tenor and principal amount and with the same terms and conditions, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security or in lieu of and substitution for the Security so destroyed, lost or stolen, in each case together with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Company and to the Trustee and to any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security and related Coupons to the Trustee or such agent.

          Upon the issuance of any substitute Security or Coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full or is being surrendered for conversion in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security); provided, however, that unless otherwise provided pursuant to Section 2.3, the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

          Every substitute Security or Coupon of any Series issued pursuant to the provisions of this Section by virtue of the fact that any Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such Series duly authenticated and delivered hereunder. All Securities or Coupons shall be held and owned upon the express condition that, to the extent permitted by the law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities or Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 2.10 Cancellation of Securities; Destruction Thereof. All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or conversion, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Company or any agent of the Company or the Trustee, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Indenture. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly cancelled by the Trustee. The Trustee shall return cancelled Securities and Coupons held by it or provide a certificate of destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

          SECTION 2.11 Temporary Securities. Pending the preparation of definitive Securities for any Series, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Securities for such Series (printed, lithographed, typewritten or otherwise reproduced, in each case in form reasonably acceptable to the Trustee). Temporary Securities of any Series shall be issuable as Registered Securities without Coupons, or as Unregistered Securities with or without Coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such Series but with such omissions, insertions and variations as may be appropriate for temporary Registered Securities, all as may be determined by the Company with the reasonable concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Securities of such Series and thereupon temporary Securities of such Series may be surrendered in exchange therefor without charge to the Holder at each office or agency to be maintained by the Company for that purpose pursuant to Section 3.2 and, in the case of Unregistered Securities, at any agency maintained by the Company for such purpose as specified pursuant to Section 2.3, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities of such Series an equal aggregate principal amount of definitive Securities of the same Series of authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any Series shall be entitled to the same benefits under this Indenture as definitive Securities of sch Series. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any Series that may be established pursuant to Section 2.3 (including any provision that Unregistered Securities of such Series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency located outside the United States and the procedure pursuant to which definitive or global Unregistered Securities of such Series would be issued in exchange for such temporary global Unregistered Security).


                                  ARTICLE III

                            COVENANTS OF THE COMPANY

          SECTION 3.1 Payment of Principal and Interest. The Company covenants and agrees for the benefit of each particular Series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such Series in accordance with the terms of such Securities and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.3. The interest on

Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and at the option of the Company may be paid by wire transfer (to Holders of $10,000,000 or more of Registered Securities) or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register.

          Notwithstanding the provisions of Section 2.3 and Section 2.7, unless otherwise specified as contemplated by Section 2.3, payment of principal of and any interest on any Security in definitive global form shall be made to the Person or Persons specified therein.

          Except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a definitive global Security as shall be specified in a written statement of the Holder of such definitive global Security.

          SECTION 3.2 Offices for Payment, etc. So long as any of the Securities remain outstanding, the Company will maintain the following for each
Series: an office or agency (a) where the Securities may be presented for payment, (b) where the Registered Securities may be presented for registration of transfer and for exchange as provided in this Indenture, (c), if applicable, an office or agency where the Securities may be presented for conversion ("Conversion Agent"), and (d) where notices and demands may be served upon the Company in respect of the Securities of any Series, the Coupons appertaining thereto, or this Indenture. The Company will maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such Series are listed) where the Unregistered Securities, if any, of each Series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless, pursuant to applicable United States laws and regulations then in effect, such payment can be made without adverse tax consequences to the Company. Notwithstanding the foregoing, payments in Dollars of Unregistered Securities of any Series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Company within the United States if such payment in Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office. Unless otherwise specified pursuant to Section 2.3, the Trustee is hereby appointed Paying Agent and Conversion Agent.

          SECTION 3.3 Paying Agents. Whenever the Company shall appoint a Paying Agent other than the Trustee with respect to the Securities of any Series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section,

          (a) that it will hold all sums received by it as such Paying Agent for the payment of the principal of or interest on the Securities of such Series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such Series) in trust for the benefit of the Holders of the Securities of such Series, or Coupons appertaining thereto, if any, or of the Trustee, and upon the occurrence of an Event of Default and upon the written request of the Trustee, pay over all such sums received by it to the Trustee, and

          (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such Series) to make any payment of the principal of or interest on the Securities of such Series when the same shall be due and payable.

          The Company will, on or prior to each due date of the principal of or interest on the Securities of such Series, deposit in a timely manner with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

          If the Company shall act as its own Paying Agent with respect to the Securities of any Series, it will, on or before each due date of the principal of or interest on the Securities of such Series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such Series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

          Anything in this Section to the contrary notwithstanding, but subject to Section 10.1, the Company may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all Series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such Series by the Company or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

          Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

          SECTION 3.4 Written Statement to Trustee. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate (which need not comply with Section 11.5) from the principal executive, financial or accounting officer of the Company as to his or her knowledge, after due inquiry, of the Company's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture), and if the Company shall not be in compliance, specifying all such defaults or non-compliance and the nature and status thereof.

          SECTION 3.5 Luxembourg Publications. In the event of the publication of any notice pursuant to Section 8.2, 10.4 or 12.2, the party making such publication in the Borough of Manhattan, The City of New York and London shall also, to the extent that notice is required to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulations, as evidenced by an Officers' Certificate delivered to such party, make a similar publication in Luxembourg.


                                   ARTICLE IV

                       SECURITYHOLDERS LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

          SECTION 4.1 Company to Furnish Trustee Information as to Names and Addresses of Securityholders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each Series:

          (a) semiannually and not more than 15 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on such dates to be determined pursuant to Section 2.3 for noninterest bearing Registered Securities in each year, and

          (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, such list to be as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Security registrar for such Series and all of the Securities of any Series are Registered Securities, such list shall not be required to be furnished.

           SECTION 4.2  Preservation and Disclosure of Securityholders' Lists.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each Series of Registered Securities contained in the most recent list furnished to it as provided in Section 4.1 or maintained by the Trustee in its capacity as Security registrar for such Series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

          (b) In case three or more Holders of Securities of any Series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular Series (in which case the applicants must all hold Securities of such Series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

               (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

               (ii) inform such applicants as to the approximate number of Holders of Registered Securities of such Series or of all Registered Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such Series or all Holders of Registered Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Registered Securities of such Series or of all Registered Securities, as the case may be, or could be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of such order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Each and every Holder of Securities and Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

           SECTION 4.3   Reports by the Company.  The Company covenants:

          (a) to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, or if the Company is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

          (c) to transmit by mail to the Holders of Securities in the manner and to the extent required by Sections 6.6 and 11.4, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents, and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.


                                   ARTICLE V

                          REMEDIES OF THE TRUSTEE AND
                      SECURITYHOLDERS ON EVENT OF DEFAULT

          SECTION 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Securities of any Series wherever used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular Series or it is specifically deleted or modified in or pursuant to the supplemental indenture or resolution of the Board of Directors establishing such Series of Securities or in the form of Security for such Series:

          (a) default in the payment of any installment of interest upon any of the Securities of such Series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of all or any part of the principal of any of the Securities of such Series as and when the same shall become due and payable, either at maturity, upon any redemption, by declaration or otherwise; or

          (c) default in the performance, or breach of any covenant or warranty of the Company contained in the Securities of such Series or in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a Series of Securities other than that Series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that Series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (f) any other Event of Default provided with respect to Securities of such Series.

If an Event of Default occurs and is continuing with respect to the Securities of any Series, then and in each and every such case, unless the principal of all Securities of such Series shall have already become due and payable, either the Trustee for such Series or the Holders of not less than 25% in aggregate principal amount of the Securities of such Series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the entire principal (or, if the Securities of such affected Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Series) of all the Securities of such Series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. This provision, however, is subject to the condition that if at any time after the principal (or, if the Securities or such affected Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Series) of the Securities of such Series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Securities of such Series and the principal of any and all Securities of such Series which shall have become due otherwise than by such acceleration (with interest upon such principal) and, to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest, at the same rate as the rate of interest or yield to maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series to the date of such payment or deposit) and in Dollars such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel and if all other expenses and liabilities incurred, and all advances with interest made, by the Trustee, its agents, attorneys and counsel and any and all defaults under this Indenture, other than the nonpayment of the principal of Securities of such Series which shall have become due by such acceleration, shall have been remedied, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such Series then Outstanding, by written notice to the Company and to the Trustee for the Securities of such Series, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of the Original Issue Discount Securities.

          SECTION 5.2 Collection of Indebtedness By Trustee; Trustee May Prove Debt. The Company covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any Series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any Series when the same shall have become due and payable, whether upon Maturity or upon any redemption or by declaration or otherwise, then upon demand of the Trustee for the Securities of such Series, the Company will pay to the Trustee for the Securities of such Series for the benefit of the Holders of the Securities of such Series the whole amount that then shall have become due and payable on all Securities of such Series for principal of or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or yield to maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

          Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Securities of any Series to the persons entitled thereto, whether or not the principal of and interest on the Securities of such Series are overdue.

          In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee for the Securities of such Series, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

          In case there shall be pending proceedings relative to the Company or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor under the Securities of any Series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Series) owing and unpaid in respect of the Securities of any Series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Company or other obligor upon all Securities of any Series, or to the creditors or property of the Company or such other obligor, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee for the Securities of such Series, and, in the event that such Trustee shall consent to the making of payments directly to the Securityholders, to pay to such Trustee such amounts as shall be sufficient to cover reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, such Trustee, each predecessor Trustee and their respective agents, attorneys and counsel and all other amounts due to such Trustee or any predecessor Trustee pursuant to Section 6.7, except as a result of Trustee's negligence or bad faith.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          All rights of action and of asserting claims under this Indenture, or under any of the Securities or Coupons appertaining to such Securities, may be enforced by the Trustee for the Securities of such Series or Coupons without the possession of any of the Securities of such Series or Coupons appertaining to such Securities or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken.

          In any proceedings brought by the Trustee for the Securities of such Series (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

          SECTION 5.3 Application of Proceeds. Any moneys collected by the Trustee for the Securities of such Series pursuant to this Article in respect of the Securities of any Series shall be applied in the following order at the date or dates fixed by such Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such

Series in reduced principal amounts in exchange for the presented Securities of like Series if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses applicable to such Series in respect of which moneys have been collected, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee and their respective agents and attorneys and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.7, except as a result of Trustee's negligence or bad faith;

          SECOND: To the payment of the amounts then due and unpaid for interest on the Securities of such Series for which principal is not yet due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Securities for interest;

          THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Securities of such Series for which principal is due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto without discrimination or preference, according to the amounts then due and payable on such Securities for principal and interest, respectively; and

          FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

          SECTION 5.4    Restoration of Rights on Abandonment of Proceedings.
In case the Trustee for the Securities of any Series or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to the determination in any such proceeding, the Company, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

          SECTION 5.5 Limitations on Suits by Securityholders. No Holder of any Security of any Series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such Series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity, as it may require, against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by Holders of a majority in principal amount of the Securities of such Series then Outstanding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder of a Security or Coupon and the Trustee, that no one or more Holders of Securities of any Series or Coupons appertaining to such Securities shall have any right in any manner whatever, by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities of such Series, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable Series and Coupons appertaining to such Securities.

          SECTION 5.6 Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and (subject to Section 2.7) interest on such Security or Coupon at the respective rates, in the respective amount on or after the respective due dates expressed in such Security or Coupon, and to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 5.7 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 2.9 and Section 5.5, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.5, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or the Securityholders.

          SECTION 5.8 Control by Securityholders. The Holders of a majority in aggregate principal amount of the Securities of each Series affected (with each Series treated as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such Series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that the Trustee, being advised by counsel, shall have the right to decline to follow any such direction if the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all Series so affected not joining in the giving of said direction.

          SECTION 5.9 Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Securities of any Series at the time Outstanding may on behalf of the Holders of all the Securities of such Series waive any past default hereunder or its consequences, except a default in the payment of the principal of or interest on any of the Securities of such Series.

          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          SECTION 5.10 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or Coupon, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any Series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such Series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

          SECTION 5.11 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                                  ARTICLE VI

                             CONCERNING THE TRUSTEE

          SECTION 6.1  Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing with respect to the Securities of any Series, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default with respect to the Securities of any Series:

               (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming on their face to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 6.1;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.8.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 6.1.

          (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 6.2   Rights of Trustee.

          Subject to Section 6.1 and the provisions of the Trust Indenture Act:

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (c) Subject to the provisions of Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel.

          (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          SECTION 6.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities or Coupons and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Paying

Agent, registrar or coregistrar may do the same with like rights. However, the Trustee must comply with Sections 6.10 and 6.11.

          SECTION 6.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or Coupons, it shall not be accountable for the Company's use of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act of 1933 or in the Indenture or the Securities (other than its certificate of authentication).

          SECTION 6.5 Notice of Defaults. If a default occurs and is continuing with respect to any Securities of any Series and if it is known to the Trustee through oral or written notice to a corporate trust officer, the Trustee shall give to each Securityholder of such Series notice of the default within 90 days after such default occurs. Except in the case of a default described in Section 5.1(a) or (b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders of such Series.

          SECTION 6.6 Reports by Trustee to Holders. Within 60 days after each June 1 beginning with the June 1 following the date of this Indenture, the Trustee shall mail to each Securityholder of any Series and each other person specified in TIA Section 313(c) a brief report dated as of such June 1 that complies with TIA Section 313(a) to the extent required thereby. The Trustee also shall comply with TIA Section 313(b).

          A copy of each report at the time of its mailing to Securityholders of any Series shall be filed with the Commission and each securities exchange on which the Securities of any Series are listed. The Company agrees promptly to notify the Trustee whenever the Securities of any Series become listed on any securities exchange and of any delisting thereof.

          SECTION 6.7   Compensation and Indemnity.  The Company agrees:

          (a) to pay to the Trustee from time to time in Dollars such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances with interest thereon incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee in Dollars for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent that any such loss, liability or expense may be attributable to its negligence or bad faith.

          As security for the performance of the obligations of the Company in this Section 6.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal of or interest, if any, on particular Securities.

          "Trustee" for purpose of this Section 6.7 includes any predecessor Trustee, provided that the negligence or bad faith of any Trustee shall not be attributable to any other Trustee.

          The Company's payment obligations pursuant to this Section 6.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a default specified in Sections 5.1(d) and 5.1(e), such expenses are intended to constitute expenses of administration under bankruptcy law.

          SECTION 6.8 Replacement of Trustee. The Trustee may resign at any time with respect to Securities of one or more Series by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 6.8. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any Series may remove the Trustee with respect to such Series at the time outstanding by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

          (1) the Trustee fails to comply with Section 6.10;

          (2) the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or public officer takes charge of the Trustee or its property; or

          (4) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more Series, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee with respect to the Securities of such Series.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to the Securities of such Series. The successor Trustee shall mail a notice of its succession to Securityholders so affected. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.7.

          If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities of each Series at the time Outstanding so affected may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 6.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          SECTION 6.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          SECTION 6.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and Section 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

          SECTION 6.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                  ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

          SECTION 7.1  Evidence of Action Taken by Securityholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all Series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

         (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security Register.

          SECTION 7.2  Proof of Execution of Instruments.  Subject to Sections
6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

          SECTION 7.3 Holders to Be Treated as Owners. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security Register for such Series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.7) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Security or Coupon.

          SECTION 7.4 Securities Owned by Company Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all Series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities.

          SECTION 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any

Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action.


                                  ARTICLE VIII

                            SUPPLEMENTAL INDENTURES

          SECTION 8.1 Supplemental Indentures Without Consent of Securityholders. The Company, when authorized by a resolution of its Board of Directors, and the Trustee for the Securities of any and all Series may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to such Trustee, for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more Series any property or assets;

          (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to
     Article IX;

          (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders of Securities of any or all Series or of Coupons and, if such additional covenants are to be for the benefit of less than all the Series of Securities or Coupons stating that such covenants are being added solely for the benefit of such Series;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of the Securities or Coupons;

          (e) to establish the form or terms of Securities of any Series or of the Coupons appertaining to such Securities as permitted by Sections 2.1 and 2.3 and to provide for adjustment of conversion rights pursuant to
     Section 14.5;

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than the one Trustee, pursuant to the requirements of Section 6.8; or

          (g) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Security of any Series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision.

          The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 8.2.

          SECTION 8.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each Series affected by such supplemental indenture (voting as one class), the Company, when authorized by a resolution of its Board of Directors, and the Trustee for such Series of Securities may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such Series or of the Coupons appertaining to such Securities; provided, however, that no such supplemental indenture shall (a) extend the Stated Maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities and Coupons or in accordance with the terms thereof, or reduce the amount of the principal of the Original Issue Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or alter the provisions of Section 11.11 or 11.12, or impair or affect the right of any Securityholder to institute suit for payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder without the consent of the Holder of each Security so affected, (b) reduce the aforesaid percentage of Securities of any Series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected or (c) modify the provisions of Article XIII or Article XIV hereof in a manner which is materially adverse to the Holders of any Series of Securities then outstanding.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of Securities, or which modifies the rights of Holders of Securities of such Series, or of Coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other Series or of the Coupons appertaining to such Securities.

          Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or an assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee for such Series of Securities of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 7.1, the Trustee for such Series of Securities shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects such Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case such Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall give notice thereof (i) to the Holders of then Outstanding Registered Securities of each Series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, (ii) if any Unregistered Securities of a Series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a Series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.5, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 8.3 Effect of Supplemental Indenture. Every supplemental indenture executed pursuant to this Article VIII shall conform to the requirements of the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of each Series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article VIII complies with the applicable provisions of this Indenture.

          SECTION 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any Series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article VIII may bear, upon the direction of the Company, a notation in form satisfactory to the Trustee for the Securities of such Series as to any matter provided for by such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any Series so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such Series then Outstanding.

          SECTION 8.6 Subordination Unimpaired. This Indenture may not be amended to alter the subordination of any Outstanding Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be materially adversely affected thereby.


                                   ARTICLE IX

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

          SECTION 9.1 Company May Consolidate, etc., on Certain Terms. The Company may sell, convey or lease all or substantially all of its assets to any Person, or consolidate or merge with or into, any other corporation, provided that in any such case, (i) either the Company shall be the continuing corporation, or the successor corporation or person which acquires by sale or conveyance all or substantially all of the assets of the Company shall be a corporation or other entity organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or entity, and (ii) immediately after such merger or consolidation, or such sale, conveyance or lease, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

          SECTION 9.2 Successor Corporation Substituted. In case of any such consolidation, merger, sale, lease or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which, together with any Coupons appertaining thereto, theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Securities, together with any Coupons appertaining thereto, which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities, together with any Coupons appertaining thereto, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued, together with any Coupons appertaining thereto, shall in all respects have the same legal rank and benefit under this Indenture as the Securities and Coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities and Coupons had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

          In the event of any such sale or conveyance (other than conveyance by way of lease) the Company (or any successor corporation which shall theretofore have become such in the manner described in this Article) shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

          SECTION 9.3 Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                   ARTICLE X

                           SATISFACTION AND DISCHARGE
                         OF INDENTURE; UNCLAIMED MONEYS

           SECTION 10.1  Satisfaction and Discharge of Indenture.

          (A) If at any time (a) the Company shall have paid or caused to be paid the principal of and interest on all the Securities of any Series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Securities of such Series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.9) as and when the same shall have become due and payable, or (b) the Company shall have delivered to the Trustee for cancellation all Securities of any Series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities of such Series and

Coupons appertaining thereto which have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (c) in the case of any Series of Securities where the exact amount (including the currency of payment) of principal of and interest due on such Securities can be determined at the time of making the deposit referred to in clause (ii) below, (i) all the Securities of such Series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any Paying Agent to the Company in accordance with Section 10.4) or Government Obligations maturing as to principal and interest in such amounts and at such times as will ensure the availability of cash sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Securities of such Series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such Series and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to Securities of such Series, then this Indenture shall cease to be of further effect with respect to Securities of such Series (except as to (i) rights of registration of transfer and exchange, and the Company's right of optional redemption (provided the Company provides sufficient funds to effect such optional redemption), (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders to receive payments of principal thereof and interest thereon upon the original stated due dates therefor (but not upon acceleration) and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder, (v) the rights of the Securityholders of such Series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) rights of Holders to exercise any conversion rights of Securities of any Series herein expressly provided for)), and, subject to Section 10.5, the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such Series; provided, that the rights of Holders of the Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture and the Securities of such Series.

          (B) (i) In addition to the provisions of Section 10.1(A), the Company may, at its option by or pursuant to, or otherwise in a manner or by such Persons as may be authorized pursuant to, one or more resolutions duly adopted by the Board of Directors, at any time with respect to the Securities of any Series, elect to have defeasance under subsection (ii) of this Section 10.1(B) be applied to the Outstanding Securities of such Series provided that provision therefor is made for such application pursuant to Section 2.3 and the applicable conditions thereto as set forth in this Section 10.1(B) have been satisfied.

          (ii) Upon the Company's exercise of the option referenced in Section 10.1(B)(i) applicable to this subsection, the Company may terminate its obligations under the Outstanding Securities of any Series and this Indenture with respect to such Series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such Series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense and request of the Company, shall execute proper instruments acknowledging the same), except for the following: (1) the rights of Holders of Outstanding Securities of such Series to receive payments in respect of the principal of and interest on such Securities when such payments are due, (2) the Company's obligations with respect to such Securities under Sections 2.8, 2.9, 2.11, 3.2, 6.7, 10.4, 10.5 and, if applicable, Article XIV, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (4) this
Section 10.1(B).

          (iii)     The following shall be the conditions to the application of
Section 10.1(B)(ii) to the Outstanding Securities of such Series:

          (a) The Company shall have irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.10 who shall agree to comply with the provisions of this Section and Section 10.1(B) applicable to it) under the terms of an irrevocable trust agreement, as trust funds in trust solely for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such Series, (i) cash in the currency or currency unit required, or (ii) Government Obligations maturing as to principal and interest in such amounts (payable in the currency in which the Securities of such Series are payable) and at such times as are sufficient, to pay the principal of and interest on the Outstanding Securities of such Series to Maturity or redemption, as the case may be, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (x) the principal of and each installment of principal of and interest, if any, on the Outstanding Securities of such Series and Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest, if any, and (y) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such Series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. Such irrevocable trust agreement shall include, among other things, (i) provision for the payments referenced in clauses (x) and (y) of the immediately preceding sentence,
     (ii) the payment of the reasonable expenses of the Trustee incurred or to be incurred in connection with carrying out such trust provisions, (iii) rights of registration, transfer, substitution and exchange of Securities of such Series in accordance with the terms stated in this Indenture and
     (iv) continuation of the
     rights and obligations and immunities of the Trustee as against the Holders of Securities of such Series as stated in this Indenture.

          (b) No Event of Default or event which with notice or lapse of time or both would constitute an Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit or, insofar as Sections 5.1(d) and 5.1(e) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (c) Such deposit or defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (d) The Company shall have delivered to the Trustee an Opinion of Counsel of recognized national standing to the effect that Securityholders of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and discharge and will be subject to Federal income tax on the same amounts and in the same manner and at the same time as would have been the case if such deposit and defeasance had not occurred.

          (e) The Company shall have delivered to the Trustee an Officers' Certificate and Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the deposit and defeasance contemplated by this Section 10.1(B) have been complied with.

          SECTION 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys deposited with the Trustee pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities of such Series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

          SECTION 10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any Series, all moneys then held by any Paying Agent (other than the Company) under the provisions of this Indenture with respect to such Series of Securities shall, upon demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          SECTION 10.4 Return of Unclaimed Moneys Held by Trustee and Paying Agent. Any moneys deposited with or paid to the Trustee or any Paying Agent (including the Company acting as its own Paying Agent) for the payment of the principal of or interest on any Security of any Series or Coupons attached thereto and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Company, promptly be repaid to the Company by the Trustee for such Series or such Paying Agent (except that with respect to any amounts then held by the Company in trust as its own Paying Agent no such request need be given and at such time the Company shall be discharged from its duty to hold such moneys in trust as Paying Agent), and the Holder of the Securities of such Series and of any Coupon appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any Series, shall at the expense of the Company, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security Register, and (b) in respect of Unregistered Securities of any Series, shall at the expense of the Company cause to be published once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and once in an Authorized Newspaper in London (and if required by Section 3.5, once in an Authorized Newspaper in Luxembourg), notice, that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Company. Anything in this Article X to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the written request of the Company any money or Government Obligations held by it as provided in Section 10.1(B)(iii) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect such defeasance or covenant defeasance, as the case may be, in accordance with the provisions of this Indenture.

          SECTION 10.5 Reinstatement of Company's Obligations. If the Trustee is unable to apply any funds or Government Obligations in accordance with
Section 10.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of any Series for which such application is prohibited shall be revived and reinstated as if no deposit had occurred pursuant to Section 10.1 until such time as the Trustee is permitted to apply all such funds or Government Obligations in accordance with Section 10.1; provided, however, that if the Company has made any payment of interest on or principal of any of such Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Securityholders of such Securities to receive such payment from the funds or Government Obligations held by the Trustee.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          SECTION 11.1 Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security, in any Coupon or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

          SECTION 11.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities or the Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any Paying Agent and their successors hereunder, the holders of Senior Indebtedness and the Holders of the Securities or Coupons any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or Coupons.

          SECTION 11.3 Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 11.4 Notices and Demands on Company, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities or Coupons to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to Dean Foods Company, 3600 North River Road, Franklin Park, IL 60131, Attention: General Counsel. Any notice, direction, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

          Where this Indenture provides for notice to Holders of Registered Securities of any event such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Holders as their names and addresses appear in the Security Register within the time prescribed. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

          In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably acceptable to the Trustee shall be deemed to be a sufficient giving of such notice.

          SECTION 11.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

          SECTION 11.6 Payments Due on Saturdays, Sundays and Holidays. Unless otherwise specified in a Security, if the date of Maturity of interest on or principal of the Securities of any Series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of Maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

          SECTION 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required by the Trust Indenture Act, such required provision shall control.

          SECTION 11.8 New York Law to Govern. This Indenture and each Security and any Coupon appertaining thereto shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State.

          SECTION 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 11.10 Effect of Headings; Gender. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. The use of the masculine, feminine or neuter gender herein shall not limit in any way the applicability of any term or provision hereof.

          SECTION 11.11 Securities in a Foreign Currency or in ECU. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section
2.3 of this Indenture with respect to a particular Series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of any Series or all Series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any Series which are denominated in a coin or currency other than Dollars (including ECUs), then the principal amount of Securities of such Series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.11, "Market Exchange Rate" shall mean the noon Dollar buying rate for that currency for cable transfers quoted in The City of New York as certified for customs purposes by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, "Market Exchange Rate" shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a Series denominated in a currency other than Dollars in connection with any action taken by holders of Securities pursuant to the terms of this Indenture.

          All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders.


                                  ARTICLE XII

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

          SECTION 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any Series which are redeemable before their final Maturity or to any sinking fund for the retirement of Securities of a Series except as otherwise specified as contemplated by Section
2.3 for Securities of such Series.

          SECTION 12.2 Election to Redeem; Notice of Redemption; Partial Redemptions. The election of the Company to redeem any Securities shall be evidenced by, or pursuant to, a resolution of the Board of Directors. Notice of redemption to the Holders of Registered Securities of any Series required to be redeemed or to be redeemed as a whole or in part at the option of the Company shall be given by giving notice of such redemption as provided in Section 11.4, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such Series. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 3.5, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than thirty nor more than sixty days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a Series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such Series.

          The notice of redemption to each such Holder shall specify the date fixed for redemption, the "CUSIP" number or numbers for such Securities, the redemption price, the Place or Places of Payment, that payment will be made upon presentation and surrender of such Securities, and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice, that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and, if applicable, that on and after such date, such Securities shall cease to be convertible into Common Stock. If less than all of the Securities of any Series are to be redeemed, the notice of redemption shall specify the numbers of the Securities of such Series to be redeemed. In case any Security of a Series is to be redeemed in part, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such Series in principal amount equal to the unredeemed portion thereof will be issued.

          The notice of redemption of Securities of any Series to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. If such notice is to be given by the Trustee, the Company shall provide notice of such redemption to the Trustee at least 45 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee). If such notice is given by the Company, the Company shall provide a copy of such notice given to the Holders of such redemption to the Trustee at least 2 days prior to the date such notice is given to such Holders, but in any event at least 15 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee).

          Unless otherwise specified pursuant to Section 2.3, not later than the redemption date specified in the notice of redemption given as provided in this Section, the Company will have on deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 3.3) in funds available on such date, an amount of money sufficient to redeem on the redemption date all the Securities of such Series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a Series are to be redeemed at the election of the Company, the Company will deliver to the Trustee at least 60 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

          If less than all the Securities of a Series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed in whole or in part and the Trustee shall promptly notify the Company in writing of the Securities of such Series selected for redemption and, in the case of any Securities of such Series selected for partial redemption, the principal amount thereof to be redeemed. However, if less than all the Securities of any Series with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date.

Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such Series or any multiple thereof. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any Series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If any Security selected for partial redemption is surrendered for conversion after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.

          SECTION 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and such Securities shall cease from and after the date fixed for redemption (unless an earlier date has otherwise been established for such Securities) to be convertible into Common Stock, and, except as provided in Sections 6.1 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a Place of Payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that, payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.7.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or yield to maturity (in the case of an Original Issue Discount Security) borne by such Security.

          Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

          SECTION 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 30 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

          SECTION 12.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any Series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any Series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

          In lieu of making all or any part of any mandatory sinking fund payment with respect to any Series of Securities in cash, the Company may at its option (a) deliver to the Trustee Securities of such Series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such Series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such Series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such Series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

          On or before the sixtieth day next preceding each sinking fund payment date for any Series of Securities, the Company will deliver to the Trustee a written statement (which need not contain the statements required by Section 11.5) signed by an authorized officer of the Company (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash (except as otherwise specified pursuant to Section 2.3 for the Securities of such Series), and the portion to be satisfied by delivery or credit of Securities of such Series, (b) stating that none of the Securities of such Series for which credit is sought has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such Series have occurred (which have not been waived or cured) and are continuing, (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such Series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date and (e) specifying such sinking fund payment date. Any Securities of such Series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such written statement. Such written statement shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such Series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such Series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such Series as provided in this Section.

          If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $100,000 (or the equivalent thereof in any Foreign Currency or ECU or a lesser sum in Dollars or in any Foreign Currency or ECU if the Company shall so request) with respect to the Securities of any particular Series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such Series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $100,000 (or the equivalent thereof in any Foreign Currency or ECU) or less and the Company makes no such request then it shall be carried over until a sum in excess of $100,000 (or the equivalent thereof in any Foreign Currency or ECU), is available. The Trustee shall select, in the manner provided in Section
12.2 and giving effect to any exclusions required pursuant to Section 12.4, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such Series to absorb said cash, as nearly as may be possible, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such Series (or portions thereof) so selected. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so notify the Trustee in writing) shall cause notice of redemption of the Securities of such Series to be given in substantially the manner provided in
Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such Series at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such Series shall be added to the next cash sinking fund payment for such Series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the Stated Maturity date of the Securities of any particular Series (or earlier, if such Maturity is accelerated), which are not held for the payment or redemption of particular Securities of such Series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such Series at Maturity.

          Unless otherwise specified pursuant to Section 2.3, not later than the sinking fund payment date, the Company shall have paid to the Trustee in cash or shall otherwise provide in funds available on such date for the payment of all principal and interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

          The Trustee shall not redeem or cause to be redeemed any Securities of a Series with sinking fund moneys or mail or publish any notice of redemption of Securities for such Series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing or publication of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such Series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article V and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.9 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

          SECTION 12.6 Repayment at the Option of the Holders. Securities of any Series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such Series.

          The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 10.1, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled.


                                  ARTICLE XIII

                                 SUBORDINATION

          SECTION 13.1 Securities Subordinated to Senior Indebtedness. The Company covenants and agrees that anything in this Indenture or the Securities of any Series to the contrary notwithstanding, the indebtedness evidenced by the Securities of each Series is subordinate and junior in right of payment to all Senior Indebtedness to the extent provided herein, and each Holder of Securities of each Series, by his acceptance thereof, whether upon original issue or upon transfer or assignment thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof.

          If the Company shall default in the payment of any principal of or interest on any Senior Indebtedness when the same becomes due and payable, whether at Maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by setoff or otherwise) shall be made or agreed to be made on account of the principal of, premium, if any, on, or interest on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities other than those made in capital stock of the Company (or cash in lieu of fractional shares thereof).

          If (a) without the consent of the Company a court having jurisdiction shall enter an order for relief with respect to the Company under the Bankruptcy Code or without the consent of the Company a court having jurisdiction shall enter a judgment, order or decree adjudging the Company a bankrupt or insolvent, or enter an order for relief for reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or applicable state insolvency law, or (b) the Company shall institute proceedings for entry of an order for relief with respect to the Company under the Bankruptcy Code or for an adjudication of insolvency, or shall consent to the institution of bankruptcy or insolvency proceedings against it, or shall file a petition seeking, or seek or consent to reorganization, arrangement, composition or relief under the Bankruptcy Code or any applicable state law, or shall consent to the filing of such petition or to the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or similar official (other than a custodian pursuant to 8 Delaware Code (S)226 or any similar statute under other state laws) of the Company or of substantially all of its property, or the Company shall make a general assignment for the benefit of creditors as recognized under the Bankruptcy Code, then all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness then outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any Series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holder of the Securities, together with the holders of any obligation of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of and interest, if any, on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior in right of payment to the Securities and such other obligations.

          If, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness then outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness then outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

          Nothing contained herein shall impair, as between the Company and the Holders of Securities of each Series, the obligation of the Company to pay to such Holders the principal of and interest, if any, on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders.

          Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Securities of each Series shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Securities of such Series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness, shall as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness, and not on account of the Securities of such Series.

          The provisions of this Section 13.1 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

          The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

          SECTION 13.2 Reliance on Certificate of Liquidating Agent; Further Evidence as to Ownership of Senior Indebtedness. Upon any payment or distribution of assets of the Company, the Trustee and the Holders shall be entitled to rely upon an order or decree issued by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of Senior Indebtedness (or is such a trustee or representative). If the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distributions pursuant to this Article XIII, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article XIII, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 13.3 Payment Permitted If No Default. Nothing contained in this Article XIII or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the pendency of any default in the payment of any principal of or interest on any Senior Indebtedness as described in Section 13.1 or of any of the events described in clauses (a) and (b) of Section 13.1, from making payments of the principal of or interest, if any, on the Securities, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of or interest, if any, on the Securities, if, at the time of such deposit, the Trustee or such paying agent, as the case may be, did not have the written notice provided for in Section 13.4 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Company with the Trustee or Paying Agent (other than the Company) such payment would not have been prohibited by the provisions of this Article XIII, and the Trustee or any Paying Agent shall not be affected by any notice to the contrary received by it on or after such date.

          SECTION 13.4 Trustee Not Charged with Knowledge of Prohibition. Anything in this Article XIII or elsewhere in this Indenture to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the Trustee and shall be entitled to assume conclusively that no such facts exist and that no event specified in Section 13.1 has happened, until the Trustee shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding; provided, however, that, if the Trustee shall not have received the Officers' Certificate or notice provided for in this Section 13.4 prior to the third Business Day preceding the date upon which by the terms hereof any money becomes payable (including without limitation, the payment of either the principal of or interest, if any, on any Security), or in the event of the execution of an instrument pursuant to Section 10.1 acknowledging satisfaction and discharge of this Indenture, then if prior to the third Business Day preceding the date of such execution, the Trustee or any Paying Agent shall not have received with respect to such money the Officers' Certificate or notice provided for in this Section 13.4, then, anything herein to the contrary notwithstanding, the Trustee or such Paying Agent shall have full power and authority to receive such money and apply the same to the purpose for which it was received and shall not be affected by any notice to the contrary which may be received by it on or after such date. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of money to or by the Trustee or any Paying Agent and the Trustee shall not be charged with knowledge of the curing of any default or the elimination of any other fact or condition preventing such payment or distribution unless and until the Trustee shall have received an Officers' Certificate to such effect.

          SECTION 13.5 Trustee to Effectuate Subordination. Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness as provided in this Article XIII and appoints the Trustee its attorney-in-fact for any and all such purposes.

          SECTION 13.6 Rights of Trustee as Holder of Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article XIII with respect to any Senior Indebtedness which may at the time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.
Nothing in this Article XIII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

          SECTION 13.7 Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XIII shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this
Article XIII in addition to or in place of the Trustee; provided, however, that Sections 13.4 and 13.6 shall not apply to the Company if it acts as paying agent.

          SECTION 13.8 Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness, including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Securities or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of Securities under this Article XIII.

          SECTION 13.9 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of the Senior Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or distribute money or assets to Securityholders or the Company. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article XIII and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

                                  ARTICLE XIV

                            CONVERSION OF SECURITIES

          SECTION 14.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any Series which are convertible into Common Stock or, if so provided in a resolution of the Board of Directors, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the form and terms of the Securities of such Series were established, cash in lieu thereof, as provided by the terms of the Securities of such Series.

          SECTION 14.2 Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security to the Conversion Agent at any time during usual business hours at its office or agency maintained for the purpose as provided in
Section 3.2, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Security, that the Holder elects to convert such Security or a stated portion thereof constituting a multiple of $1,000 in principal amount, and, if such Security is surrendered for conversion during the period between the close of business on any record date for such Security and the opening of business on the related interest payment date and has not been called for redemption on a redemption date within such period (or on such interest payment date), accompanied also by payment of an amount equal to the interest payable on such interest payment date on the portion of the principal amount of the Security being surrendered for conversion. No interest shall be payable on any Security called for redemption which is converted between the record date and the open of business of the next succeeding interest payment date. Such notice shall also state the name or names (and address) in which the certificate or certificates for shares of Common Stock shall be issued (or to whom payment in cash in lieu of Common Stock shall be made). Securities surrendered for conversion shall (if so required by the Company or the Conversion Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Conversion Agent duly executed by, the Holder or his or her attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Company shall, subject to the provisions of Section 14.7, issue and deliver at such office or agency to such Holder, or on his or her written order, a certificate or certificates for the number of full shares of Common Stock issuable on conversion of such Security in accordance with the provisions of such Security and cash, as provided in Section 14.3, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion or, if so provided in a resolution of the Board of Directors, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the form and terms of the Securities of such Series were established, cash in lieu of shares of Common Stock. Such conversion shall be at the Conversion Price in effect, and shall be deemed to have been effected, immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice in proper form shall have been received by the Conversion Agent and such Security shall have been surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable, if any, upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued, if any, as the recordholder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice in proper form. In the case of conversion of a portion, but less than all, of a Security, the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Company, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Security (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of any Security. The right, if any, of a Holder of any Security to cause the Company to redeem, purchase or repay such Security shall terminate upon receipt by the Company of any notice of conversion of such Security.

          SECTION 14.3 Fractional Interests. No fractions of shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section 14.3, be issuable on the conversion of any Security or Securities, the Company shall make payment in lieu thereof in cash equal to the value of such fraction computed on the basis of the Last Sale Price of one share of Common Stock on the most recent Trading Day prior to the Date of Conversion. "Last Sale Price" on any Trading Day shall mean (i) the closing price regular way (or, if no closing price is reported the average of the bid and asked prices) as reported on the New York Stock Exchange Composite Tape, or (ii) if on such Trading Day the Common Stock is not listed or admitted to trading on such exchange, the closing price regular way (or, if no closing price is reported the average of the bid and asked prices) on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if not listed or admitted to trading on any national securities exchange on such Trading Day, then the average of the closing bid and asked prices as reported through the National Association of Securities Dealers, Inc. on its NASDAQ National Market System or NASDAQ System or a similar organization if NASDAQ is no longer reporting information, or (iv) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System or NASDAQ System on such Trading Day, then the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose or (v) if not quoted by any such organization on such Trading Day, the fair value of such Common Stock on such Trading Day, as determined by the Board of Directors. The term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable above mentioned exchanges or in such markets.

          SECTION 14.4 Adjustment of Conversion Price. The conversion price (herein called the "Conversion Price") for a Series of Securities shall be as set forth in a resolution of the Board of Directors, Officers' Certificate or executed supplemental indenture referred to in Sections

2.1 and 2.3 by or pursuant to which the form and terms of the Securities of such Series were established, and shall be subject to adjustment from time to time as follows:

          (a) In case the Company shall (1) pay a dividend or make a distribution in shares of Common Stock on the Common Stock, (2) subdivide its outstanding shares of Common Stock into a greater number of shares, (3) combine its outstanding shares of Common Stock into a smaller number of shares or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he or she would have owned immediately following such action had such Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (e) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If as a result of an adjustment made pursuant to this subsection (a), the Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock (including shares of Common Stock and other capital stock) of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

          (b) In case the Company shall issue rights or warrants to all holders of Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subsection (d) below) of the Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

               (1) the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by

               (2) a fraction, of which (i) the numerator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus
          (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such current market price), and of which (ii) the denominator shall be (A) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus (B) the number of additional shares of Common Stock which are so offered for subscription or purchase.

Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of holders entitled to receive such rights or warrants.

          (c) In case the Company shall distribute to substantially all holders of Common Stock, evidences of indebtedness, equity securities other than Common Stock, or other assets (other than cash dividends paid out of surplus of the Company), or shall distribute to substantially all holders of Common Stock rights or warrants to subscribe for securities (other than those referred to in subsection (b) above) then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection
     (d) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive evidence of such fair market value) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of stockholders entitled to receive such distribution.

          (d) For the purpose of any computation under subsections (b) and (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Last Sale Prices for the 30 consecutive Trading Days commencing 45 Trading Days before the date in question.

          (e) In any case in which this Section 14.4 shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Security converted after such record date and before such adjustment shall have become effective, (i) defer paying any cash payment pursuant to Section
     14.3 or issuing to the Holder of such Security the number of shares of Common Stock and other capital stock of the Company issuable upon such conversion in excess of the number of shares of Common Stock and other capital stock of the Company issuable thereupon only on the basis of the Conversion Price prior to adjustment and (ii), not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate cash payment pursuant to Section 14.3 and issue to such Holder the additional shares of Common Stock and other capital stock of the Company issuable on such conversion.

          (f) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price; provided, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and, provided further, that adjustment shall be required and made in accordance with the provisions of this Article XIV (other than this subsection (f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Securities or Common Stock. All calculations under this
     Article XIV shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (g) Anything in this Section 14.4 to the contrary notwithstanding, no adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for rights to purchase capital stock pursuant to any future dividend or distribution which the Company determines to be comparable in purpose and in effect to the dividend and subsequent distribution of Rights or Additional Rights contemplated by the Rights Agreement or Additional Rights Agreement and no adjustment need be made for a change in the par value or no par value of the Common Stock.

          (h) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (i) file with the Trustee and each Conversion Agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each Holder of Securities at his address as the same appears on either the registry books of the Company or in the filings described in Section 4.1.

Anything in this Section 14.4 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 14.4, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

          SECTION 14.5 Continuation of Conversion Privilege in Case of Merger, Consolidation or Sale of Assets. If any of the following shall occur, namely:
(a) any consolidation or merger of the Company as a result of which the holders of Common Stock shall be entitled to receive stock, other securities or other assets (including cash) with respect to or in exchange for Common Stock; or (b) sale or conveyance of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act of 1939 as in force at the date of the execution thereof) providing that the Holder of each convertible Security then Outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIV. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 14.5 shall similarly apply to successive consolidations, mergers, sales or conveyances.

          Notice of the execution of each such supplemental indenture shall be mailed to each Holder of Securities at his or her address as the same appears on the registry books of the Company.

          Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but, subject to the provisions of Sections 6.1 and 6.2, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

          SECTION 14.6  Notice of Certain Events.  If:

          (a) the Company shall declare a dividend (or any other distribution) payable to the holders of Common Stock otherwise than in cash; or

          (b) the Company shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

          (c) the Company shall authorize any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or conveyance of all or substantially all of the property or business of the Company; or

          (d) there shall be authorized or ordered any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Securities as provided in Section 3.2, and shall cause to be mailed to each Holder of Securities, at his or her address as it shall appear on the registry books of the Company, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution or rights, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (2) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up.

          SECTION 14.7 Taxes on Conversion. The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant thereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Securities to be converted (or payment of cash in lieu thereof to a Person other than such Holder) and no such issue or delivery (or payment) shall be made unless and until the Person requesting such issue or delivery (or payment) has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. The Company extends no protection with respect to any other taxes imposed in connection with conversion of Securities.

          SECTION 14.8 Company to Provide Stock. The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of convertible Securities from time to time as such Securities are presented for conversion, provided, however, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Securities by delivery of repurchased shares of Common Stock which are held in the treasury of the Company.

          If any shares of Common Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that nothing in this Section 14.8 shall be deemed to affect in any way the obligations of the Company to convert Securities into Common Stock as provided in this Article XIV.

          Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Stock, the Company will take all corporate action which may, in the opinion of Counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

          The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free of preemptive rights.

          SECTION 14.9 Disclaimer of Responsibility for Certain Matters. Neither the Trustee, the Conversion Agent nor any agent of either shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officers' Certificate referred to in Section 14.4(h), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, the Conversion Agent nor any agent of either shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property (including cash), which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee, the Conversion Agent nor any agent of either makes any representation with respect thereto. Neither the Trustee, the Conversion Agent nor any agent of either shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of Common Stock or stock certificates or other securities or property (including cash) upon the surrender of any Security for the purpose of conversion or, subject to Sections 6.1 and 6.2, to comply with any of the covenants of the Company contained in this Article XIV.

          SECTION 14.10 Return of Funds Deposited for Redemption of Converted Securities. Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any Paying Agent for the purpose of paying the principal of and interest, if any, on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article XIV, shall after such conversion be repaid to the Company by the Trustee or such Paying Agent.

          SECTION 14.11 Rights Issued in Respect of Common Stock Issued Upon Conversion. Each share of Common Stock issued upon conversion of Securities pursuant to this Article XIV shall be entitled to receive the appropriate number of preferred share purchase rights (the "Rights"), if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to the terms of the Rights Agreement dated as of July 28, 1988, between the Company and Harris Trust and Savings Bank, as Rights Agent (the "Rights Agreement"), as in effect at the time of such conversion. In the event that the Company distributes any other rights ("Additional Rights") pro rata to holders of Common Stock which the Company determines to be comparable in purpose and in effect to the Rights, each share of Common Stock issued upon conversion of Securities pursuant to this
Article XIV shall be entitled to receive the appropriate number of Additional Rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to the terms of any rights agreement or similar agreement pursuant to which the Additional Rights were issued ("Additional Rights Agreement"), as in effect at the time of such conversion. Notwithstanding anything else to the contrary in this Article XIV, there shall not be any adjustment to the conversion privilege or conversion rate as a result of (i) the distribution of separate certificates representing the Rights or Additional Rights, (ii) the occurrence of certain events entitling holders of Rights or Additional Rights to receive, upon exercise thereof, Common Stock of the Company or capital stock of another corporation or (iii) the exercise of such Rights or Additional Rights in accordance with the Rights Agreement or Additional Rights Agreement.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.


                                    DEAN FOODS COMPANY

                                    By:
                                            ---------------------------------
                                    Name:
                                            ---------------------------------
                                    Title:
                                            ---------------------------------

ATTEST:

By:
       --------------------------
Name:
       --------------------------
Title:
       --------------------------

  [CORPORATE SEAL]


                                     as Trustee

                                     By:
                                            ---------------------------------
                                     Name:
                                            ---------------------------------
                                     Title:
                                            ---------------------------------

ATTEST:

By:
       --------------------------
Name:
       --------------------------
Title:
       --------------------------

[CORPORATE SEAL]
--------------------------------------